FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 828-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2011, the Board of Directors of SUPERVALU INC. (the “Company”) approved amendments to the Company’s Restated Bylaws, which were effective immediately.

Section 3.02(a) of the Company’s Restated Bylaws was amended to specifically allow the Board of Directors (or 75% of the stockholders) to determine the number of directors from a specified range, as opposed to providing the exact number of directors. As amended, Section 3.02(a) of the Company’s Restated Bylaws now states:

“Number: The Board of Directors shall consist of not less than 10, nor more than 15 directors. The exact number of directors shall be determined from time to time by resolution adopted by a majority of the whole Board of Directors or of the holders of at least 75% of the stock of the Corporation entitled to vote, considered for the purpose as one class.”

Section 5.14 of the Company’s Restated Bylaws was amended to clarify the ability of corporate officers to delegate signing authority to employees designated by such officers and done pursuant to an established Company policy. As amended, Section 5.14 of the Company’s Restated Bylaws now states:

“The Chairman of the Board, President, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents and Group Vice Presidents are hereby authorized to execute or cause to be executed in the name and on behalf of this Corporation, all contracts, agreements, deeds, mortgages, bonds, options, leases, lease and other guarantees of the obligations of others, including subsidiary corporations and customers, stock transfer documents, and such other instruments as may be necessary or desirable in the conduct of the business of the Corporation; and said officers are further authorized to sign and affix, or cause to be signed and affixed, the seal of the Corporation on any instrument requiring the same, which seal shall be attested by the signature of the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer. Except as may be limited in a resolution or resolutions of the Board of Directors, in causing any of said documents to be executed in the name and on behalf of this Corporation, any of said officers shall have the authority to designate employees of the Corporation or any of its subsidiaries to have the power and authority to sign such documents in the name and on behalf of this Corporation as determined by the officer making such designation. The persons upon whom such power and authority is conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

3.1	Restated Bylaws of SUPERVALU INC., as amended June 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2011

SUPERVALU INC.

By:	/s/ Todd N. Sheldon
Todd N. Sheldon
Senior Vice President, General Counsel and Corporate Secretary

(Authorized Officer of Registrant)